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                                                        DEVELOPMENT EXHIBIT 24c

                        CENTEX DEVELOPMENT COMPANY, L.P.

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1999.




                                            /s/ JOSIAH O. LOW, III
                                            ------------------------------------
                                            Josiah O. Low, III
                                            Director
                                            Centex Development Company, L.P.



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                        CENTEX DEVELOPMENT COMPANY, L.P.

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1999.




                                            /s/ DAVID M. SHERER
                                            -----------------------------------
                                            David M. Sherer
                                            Director
                                            Centex Development Company, L.P.